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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
           PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE
                                  ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                      JANUARY 5, 2005 (DECEMBER 30, 2004)

                         BEHRINGER HARVARD REIT I, INC.
             (Exact Name of Registrant as Specified in Its Charter)

          MARYLAND                   333-91532                 68-0509956
(State or other jurisdiction of     (Commission             (I.R.S. Employer
incorporation or organization)      File Number)           Identification No.)


                 15601 DALLAS PARKWAY, SUITE 600, ADDISON, TEXAS
                                      75001
                    (Address of principal executive offices)
                                   (Zip Code)

                          (866) 655-1605 (Registrant's
                     telephone number, including area code)

                                      NONE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))
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ITEM 2.03       CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER
                AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

        On December 30, 2004, Behringer Harvard REIT I, Inc., (the "Registrant") entered into a Revolving Credit Agreement (the "Revolver Agreement") with Bank of America, N.A. (the "Revolver Lender"). Borrowings available under the Revolver Agreement total $12,000,000 (the "Revolver"). The Revolver is further evidenced by a promissory note from the Registrant to the Revolver Lender in the amount of $12,000,000 (the "Revolver Note"). The Revolver Agreement provides the ability for the Registrant to elect, for each advance of funds, an interest rate per annum of the prime rate or an interest rate based on the London Interbank Offered Rate ("LIBOR"), or a combination of each. The Cyprus Building, acquired by the Registrant on December 16, 2004, is subject to a deed of trust to secure payment of the Revolver. The Revolver has a two-year term with the option to extend for one additional year. The Registrant can borrow, repay and reborrow again up to the available borrowing limit. Advances are received by the Registrant by submitting an advance request to the Revolver Lender at least 5 business days prior to the requested date of the advance. Monthly payments of interest are required. Prepayment of principal can be made in full at any time and in part from time to time, with prior written notice and in payment amounts of $1,000 or more.

        In addition, Behringer Harvard Operating Partnership I LP, the Registrant's operating partnership, and Behringer Harvard Cyprus, LLC, a wholly-owned subsidiary of Behringer Harvard Operating Partnership I LP, have guaranteed payment under the Revolver Agreement.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.

     (C)  EXHIBITS.

          The following exhibits are filed herewith in accordance with Item 601 of Regulation S-K:

          99.1 Credit Agreement between Bank of America, N.A. and Behringer Harvard REIT I, Inc., Behringer Harvard Operating Partnership I LP and Behringer Harvard Cyprus, LLC.

          99.2 Promissory Note made between Behringer Harvard REIT I, Inc. and Bank of America, N.A.

          99.3 Deed of Trust, Assignment of Leases and Rents and Security Agreement by Behringer Harvard Cyprus, LLC, as grantor, to the Public Trustee of Arapahoe County, Colorado as trustee for the benefit of Bank of America, N.A.

          99.4 Assignment of Leases and Rents and Other Income by Behringer Harvard Cyprus, LLC to Bank of America, N.A.

          99.5 Guaranty Agreement made between Behringer Harvard Operating Partnership I LP in favor of Bank of America, N.A.

          99.6 Guaranty Agreement made between Behringer Harvard Cyprus, LLC in favor of Bank of America, N.A.


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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        BEHRINGER HARVARD REIT I, INC.




Dated:  January 5, 2005             By: /s/ Gary S. Bresky
                                        ----------------------------------------
                                        Gary S. Bresky
                                        Chief Financial Officer and Treasurer


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